Supplement to the
Fidelity® Emerging Markets Fund
Class K
December 30, 2020
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the "Principal Investment Risks" heading.

  Geographic Concentration in China. Because the fund concentrates its investments in China, the fund's performance is expected to be closely tied to social, political, and economic conditions in China and to be more volatile than the performance of more geographically diversified funds.

The following information replaces similar information found in the “Fund Summary” section under the "Performance" heading.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	23.88%	June 30, 2020
Lowest Quarter Return	(24.01)%	September 30, 2011
Year-to-Date Return	1.90%	March 31, 2021

Average Annual Returns
For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class K	32.66%	17.39%	6.82%
MSCI Emerging Markets Index (reflects no deduction for fees or expenses)	18.32%	12.84%	3.67%

The "Debt Securities" information has been removed from the "Investment Details" section under the "Description of Principal Security Types" heading.

EMF-K-21-01 1.900365.109	May 11, 2021

Supplement to the
Fidelity's Targeted International Equity Funds®
December 30, 2020
Prospectus

Effective February 1, 2021, the following information supplements similar information for Fidelity® China Region Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Peifang Sun (co-manager) has managed the fund since February 2021.

It is expected that Mr. Lieu will transition off of the fund effective on or about August 1, 2021.

The following information replaces similar information for Fidelity® Emerging Markets Fund found in the “Fund Summary” section under the “Principal Investment Risks” heading.

  Geographic Concentration in China. Because the fund concentrates its investments in China, the fund's performance is expected to be closely tied to social, political, and economic conditions in China and to be more volatile than the performance of more geographically diversified funds.

The following information replaces similar information for Fidelity® Emerging Markets Fund found in the “Fund Summary” section under the “Performance” heading.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	23.85%	June 30, 2020
Lowest Quarter Return	(24.04)%	September 30, 2011
Year-to-Date Return	1.86%	March 31, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Fund
Return Before Taxes	32.54%	17.23%	6.64%
Return After Taxes on Distributions	32.23%	17.07%	6.58%
Return After Taxes on Distributions and Sale of Fund Shares	19.69%	14.06%	5.46%
MSCI Emerging Markets Index (reflects no deduction for fees or expenses)	18.32%	12.84%	3.67%

Effective February 1, 2021, the following information supplements similar information for Fidelity® Pacific Basin Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Stephen Lieu (co-manager) has managed the fund since February 2021.

It is expected that Mr. MacDonald will retire effective on or about December 31, 2021. At that time, Mr. Lieu will assume co-manager responsibilities for Mr. MacDonald’s portion the fund’s assets.

The "Debt Securities" information has been removed from the "Investment Details" section under the "Description of Principal Security Types" heading.

Effective February 1, 2021, the following information supplements the biographical information for Fidelity® China Region Fund and Fidelity® Pacific Basin Fund found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Peifang Sun is co-manager of Fidelity® China Region Fund, which she has managed since February 2021. Since joining Fidelity Investments in 2008, Ms. Sun has worked as a Research Analyst and portfolio manager.

It is expected that Mr. Lieu will transition off of Fidelity® China Region Fund effective on or about August 1, 2021.

Stephen Lieu is co-manager of Fidelity® Pacific Basin Fund, which he has managed since February 2021. Since joining Fidelity Investments in 2013, Mr. Lieu has worked as a summer intern, research analyst, and portfolio manager.

It is expected that Mr. MacDonald will retire effective on or about December 31, 2021. At that time, Mr. Lieu will assume co-manager responsibilities for Mr. MacDonald’s portion Fidelity® Pacific Basin Fund’s assets.

TIF-21-02 1.483702.205	May 11, 2021